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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 15, 1996


                        COMMUNITY MEDICAL TRANSPORT, INC.
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               (Exact name of Registrant as specified in charter)


    Delaware                     0-24640                       13-3507464
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(State or Other            (Commission File No.)             (IRS Employer
jurisdiction of                                              Identification
 incorporation)                                                 Number)




 45 Morris Street, Yonkers, New York                                   10705
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (914) 963-6666
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Item 2.  Acquisition or Disposition of Assets

                  On August 15, 1996, a wholly-owned subsidiary (the "Subsidiary") of Community Medical Transport, Inc. ("Registrant") completed the purchase from Hudvalco, Inc. ("Hudvalco") and Harvey H. McGeorge, Inc. ("HMM") of ambulances and certain other assets, including equipment and licenses of the New York State Department of Health to operate an ambulance business (the "Asset Purchase") previously conducted by Hudvalco. Hudvalco operated an ambulance business under the name Hudson Valley Ambulance in the lower Hudson Valley region of New York State. This business included "911" emergency service in two townships in Rockland County, New York. The transaction was made pursuant to an asset purchase agreement entered into as of February 28, 1996 and as amended as of August 12, 1996 among the Registrant, Hudvalco, HHM and Alan McGeorge (the "Purchase Agreement"). As part of the acquisition, the Subsidiary also (i) acquired related corporate entities providing services to Hudson Valley Ambulance and (ii) agreed to acquire shares of a corporation owned by Alan McGeorge operating an ambulance service in the Catskill area of the Hudson Valley region (the "Entity"), subject only to regulatory approval. The Subsidiary provides operating services to the Entity and is to receive all the revenues from its operations until closing. The Registrant is also entering into leases for Hudvalco's facilities.

                  The total consideration for the acquisition was $7,000,000, subject to certain adjustments, of which $3,000,000 was paid in cash, approximately $940,000 consisted of the assumption of debt and $3,060,000 consisted of a ninety-day (90) promissory note (the "Note"). Up to $1,000,000 of the principal amount of the Note is convertible into shares of Registrant's Common Stock at $6.50 per share. In connection with the acquisition, the parties are obligated to indemnify each other for certain matters limited in the case of the Registrant to $1,000,000 and to $5,000,000, in most instances, in the case of the sellers. The Company utilized a portion of equity financing from foreign investors in connection with the acquisition.

                  Reference is made to the Purchase Agreement and the Note, copies of which are attached hereto and incorporated by reference herein, for more detailed information as to the Asset Purchase and the other interrelated transactions described herein.

Item 7.  Financial Statements, Pro-Forma Information and Exhibits

                  (a) Financial Statements of Hudvalco, Inc., Subsidiary and Affiliates*

                        (i)      (A)     Report of Independent Auditors.

                                 (B)     Consolidated and Combined Balance
                                         Sheet as at December 31, 1995.




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                              (C)     Consolidated and Combined Statements
                                      of Operations for the years ended
                                      December 31, 1995 and December 31,
                                      1994.

                              (D)     Consolidated and Combined Statements
                                      of Changes in Stockholders' Equity
                                      for the years ended December 31,
                                      1995 and December 31, 1994.

                              (E)     Consolidated and Combined Statements
                                      of Cash Flows for the years ended
                                      December 31, 1995 and December 31,
                                      1994.

                              (F)     Notes to the Financial Statements.

                        (ii)  (A)     Consolidated and Combined Balance Sheet
                                      as at June 30, 1996 (unaudited).

                              (B)     Consolidated and Combined Statement
                                      of Operations and Retained Earnings
                                      for the six months ended June 30,
                                      1996 (unaudited).

                              (C)     Consolidated and Combined Statement
                                      of Cash Flows for the six months
                                      ended June 30, 1996 (unaudited).

                              (D)     Notes to Financial Statements.

                  (b)  Pro Forma Financial Statements of Registrant*

                         (i) Pro-Forma Consolidated Balance Sheet as of June 30, 1996.

                         (ii) Pro-Forma Consolidated Statement of Income for the six months ended June 30, 1996.

                         (iii) Pro-Forma Consolidated Statement of Income for
                               the year ended December 31, 1995.

                  (c)      Exhibits

                         (i) Asset Purchase Agreement, dated as of February 28, 1996, among Registrant, Alan McGeorge, Harvey
                               H. McGeorge Co., Inc. and Hudvalco, Inc.

                         (ii) Amendment, dated as of August 12, 1996, among Registrant, Alan McGeorge, Harvey H. McGeorge Co., Inc. and Hudvalco, Inc.



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                         (iii) Ninety Day Promissory Note, dated as of August
                               15, 1996, between Registrant and Alan McGeorge, as attorney on his own behalf and on behalf of Hudvalco, Inc. and Harvey H. McGeorge Co., Inc.





























*________________

         Registrant's requirements, pursuant to Regulation S-X, promulgated by the Securities and Exchange Commission, to file financial statements and pro-forma information relating to the Asset Purchase within 15 days after the Asset Purchase is impracticable. Registrant will file such financial statements and pro forma financial information by amendment hereto no later than 75 days after consummation of the Asset Purchase.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 29, 1996              COMMUNITY MEDICAL TRANSPORT, INC.
                                                (registrant)




                              By:   /S/ Dean L. Sloane
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                                   Dean L. Sloane, President



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